UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22649

iShares U.S. ETF Trust

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: July 31, 2015

Date of reporting period: July 31, 2015

Item 1.	Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

JULY 31, 2015

2015 ANNUAL REPORT

iShares U.S. ETF Trust

➢	iShares Enhanced International Large-Cap ETF | IEIL | NYSE Arca
➢	iShares Enhanced International Small-Cap ETF | IEIS | NYSE Arca
➢	iShares Enhanced U.S. Large-Cap ETF | IELG | NYSE Arca
➢	iShares Enhanced U.S. Small-Cap ETF | IESM | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® U.S. ETF TRUST

GLOBAL MARKET OVERVIEW

Global equity markets produced modestly positive returns for the 12 months ended July 31, 2015 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 2.83% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the U.S. dollar appreciated by 21% against both the euro and the Japanese yen, 27% against the Australian dollar, and 8% against the British pound. The stronger U.S. dollar had a meaningful impact on non-U.S. equity returns for U.S. investors. For example, the MSCI ACWI returned 10.51% in local currency terms for the reporting period.

A number of other factors buffeted global equity markets during the reporting period. Geopolitical conflicts, most notably in Ukraine and across the Middle East, continued to have an effect on global equity markets. Energy prices fell sharply during the reporting period amid growing supply — primarily from increased production in the U.S. — and declining global demand. Greece and Puerto Rico wrestled with potential defaults on their sovereign government debt.

On a regional basis, U.S. stocks advanced by approximately 11% for the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable environment for U.S. equity market performance. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters as the stronger dollar made U.S. goods more expensive overseas, and severe winter weather in many regions of the country led to declines in retail sales and the housing market. Economic activity improved over the last few months of the reporting period, boosted by an increase in consumer spending. However, uncertainty about the timing of an expected interest rate hike from the Fed kept stocks in check.

European stocks declined by 2% in U.S. dollar terms for the reporting period, though they advanced by 13% when measured in local currencies. The European Central Bank initiated quantitative easing measures in early 2015, and signs of economic improvement emerged in the latter half of the reporting period. The top-performing equity markets in Europe included Ireland, Denmark, and the Netherlands, while markets in Norway and Portugal lagged.

Stock markets in the Asia/Pacific region declined by approximately 2% in U.S. dollar terms but gained 11% when measured in local currencies as central banks in Australia, New Zealand, and Japan took aggressive actions to stimulate economic growth. Leading markets in the Asia/Pacific region included Japan and Hong Kong, while Australia and New Zealand posted large declines.

Emerging markets stocks fell by more than 13% in U.S. dollar terms for the reporting period, though the decline was less than 2% when measured in local currencies. Many of the largest emerging economies — including China, Russia, and Brazil — experienced slowing economic growth during the reporting period. The best-performing emerging markets included Hungary, the Philippines, and India, while markets in Greece, Colombia, and Brazil declined the most.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® ENHANCED INTERNATIONAL LARGE-CAP ETF

Performance as of July 31, 2015

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(1.59)%	1.50%	(1.59)%	2.15%
Fund Market	(1.44)%	1.52%	(1.44)%	2.18%
MSCI World ex USA Index	(2.04)%	0.15%	(2.04)%	0.22%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/25/14. The first day of secondary market trading was 2/27/14.

The MSCI World ex USA Index is an unmanaged broad-based index that measures the performance of the large- and mid-capitalization sectors of developed equity markets, excluding the United States.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,076.50	$1.80	$1,000.00	$1,023.10	$1.76	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® ENHANCED INTERNATIONAL LARGE-CAP ETF

The iShares Enhanced International Large-Cap ETF (the “Fund”) seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in equity securities of international large-capitalization issuers. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was -1.59%, net of fees.

The Fund declined modestly for the reporting period but outperformed the MSCI World ex USA Index, a broad measure of large-cap international equity performance, which returned -2.04%. The Fund combines the investment characteristics, or factors, of quality, value, and size exposures based on BlackRock insights. Quality is defined as a company that exhibits positive fundamentals, including high cash earnings, low earnings variability and low debt-to-equity ratio, while value refers to companies with lower relative valuations based on measures such as price-to-earnings and price-to-book ratios. Size refers to relative market capitalization and the Fund attempts to invest in stocks with lower relative market capitalizations.

The Fund’s exposure to size and value aided performance during the reporting period. The Fund was also positioned to have less volatility than the broader international equity markets, and this positioning added value during the reporting. As an example, the MSCI EAFE Minimum Volatility Index returned 6.89%, outpacing broader international market returns. The one factor that detracted from Fund performance during the reporting period was quality, especially in the fourth quarter of 2014.

On a country basis, the Fund’s holdings in Japan — the largest country weight on average during the reporting period — produced the most significant contribution to Fund performance. The Fund’s positions in Sweden and Switzerland also aided performance during the reporting period. Fund holdings in the U.K. and Canada — the second- and third-largest country weights, respectively, on average during the reporting period — detracted the most from performance.

From a sector perspective, the financials sector, the Fund’s largest sector weight on average during the reporting period, generated the greatest positive contribution to Fund performance. The Fund’s information technology and telecommunication services holdings also contributed to returns. On the downside, the energy and utilities sectors declined the most for the reporting period. As of the end of the reporting period, the Fund’s largest sector overweights relative to the MSCI World ex USA Index were telecommunication services and industrials, while the largest underweights were healthcare and consumer discretionary.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Financials	25.71%
Industrials	15.95
Materials	10.37
Telecommunication Services	10.00
Consumer Staples	8.69
Consumer Discretionary	7.46
Information Technology	5.57
Utilities	5.43
Health Care	5.41
Energy	5.41

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*

Japan	25.10%
United Kingdom	13.87
Canada	10.68
Switzerland	9.86
Germany	8.74
Denmark	6.57
Finland	5.64
Belgium	4.34
France	3.99
Sweden	3.62

TOTAL	92.41%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® ENHANCED INTERNATIONAL SMALL-CAP ETF

Performance as of July 31, 2015

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(2.82)%	(1.86)%	(2.82)%	(2.64)%
Fund Market	(2.55)%	(1.70)%	(2.55)%	(2.42)%
MSCI World ex USA Small Cap Index	(1.55)%	(0.59)%	(1.55)%	(0.85)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/25/14. The first day of secondary market trading was 2/27/14.

The MSCI World ex USA Small Cap Index is an unmanaged broad-based index that measures the performance of the small-capitalization sector of developed equity markets, excluding the United States.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,084.90	$2.53	$1,000.00	$1,022.40	$2.46	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® ENHANCED INTERNATIONAL SMALL-CAP ETF

The iShares Enhanced International Small-Cap ETF (the “Fund”) seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in equity securities of international small-capitalization issuers. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was -2.82%, net of fees.

The Fund declined modestly for the reporting period and trailed the MSCI World ex USA Small Cap Index, a broad measure of small-cap international equity performance, which returned -1.55%. The Fund combines the investment characteristics, or factors, of quality, value, and size exposures based on BlackRock insights. Quality is defined as a company that exhibits positive fundamentals, including high cash earnings, low earnings variability and low debt-to-equity ratio, while value refers to companies with lower relative valuations based on measures such as price-to-earnings and price-to-book ratios. Size refers to relative market capitalization and the Fund attempts to invest in stocks with lower relative market capitalizations.

The Fund’s exposure to quality and value aided performance during the reporting period. The Fund was also positioned to have less volatility than the broader international equity markets, and this positioning added value during the reporting period. As an example, the MSCI EAFE Minimum Volatility Index returned 6.89%, outpacing broader international market returns. The one factor that detracted from Fund performance during the reporting period was size, especially in the first quarter of 2015.

On a country basis, the Fund’s holdings in Japan — the largest country weight, at approximately 30% of the portfolio on average during the reporting period — produced the most significant contribution to Fund performance. The Fund’s positions in Switzerland and Denmark also aided performance. Fund holdings in Australia, Norway, and Canada detracted the most from performance.

From a sector perspective, the consumer discretionary sector, the Fund’s largest sector weight on average during the reporting period, generated the greatest contribution to Fund performance. Consumer staples and information technology holdings also contributed meaningfully to returns. On the downside, the energy and materials sectors of the Fund declined the most for the reporting period. As of the end of the reporting period, the Fund’s largest sector overweights relative to the MSCI World ex USA Small Cap Index were information technology and consumer discretionary, while the largest underweights were financials and materials.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Consumer Discretionary	21.31%
Industrials	18.12
Financials	15.41
Information Technology	15.21
Consumer Staples	9.25
Health Care	6.15
Energy	6.11
Telecommunication Services	4.06
Materials	3.68
Utilities	0.70

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*

Japan	31.40%
United Kingdom	15.38
Canada	7.98
Germany	6.11
Switzerland	5.62
Belgium	4.89
Denmark	4.30
Netherlands	3.85
Finland	3.73
Norway	3.20

TOTAL	86.46%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® ENHANCED U.S. LARGE-CAP ETF

Performance as of July 31, 2015

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	12.40%	15.31%	12.40%	38.64%
Fund Market	12.36%	15.34%	12.36%	38.72%
Russell 1000 Index	11.24%	16.03%	11.24%	40.53%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

The Russell 1000® Index is an unmanaged broad-based index that measures the performance of the large- and mid-capitalization sectors of the U.S. equity market.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,062.10	$0.92	$1,000.00	$1,023.90	$0.90	0.18%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® ENHANCED U.S. LARGE-CAP ETF

The iShares Enhanced U.S. Large-Cap ETF (the “Fund”) seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large-capitalization issuers. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 12.40%, net of fees.

The Fund produced a solid return for the reporting period and outperformed the Russell 1000® Index, a broad measure of large-cap U.S. equity performance, which returned 11.24%. The Fund combines the investment characteristics, or factors, of quality, value, and size exposures based on BlackRock insights. Quality is defined as a company that exhibits positive fundamentals, including high cash earnings, low earnings variability and low debt-to-equity ratio, while value refers to companies with lower relative valuations based on measures such as price-to-earnings and price-to-book ratios. Size refers to relative market capitalization and the Fund attempts to invest in stocks with lower relative market capitalizations.

The Fund’s exposure to size aided performance as smaller-company stocks outperformed during the reporting period. The Fund was also positioned to have less volatility than the broader market, and this positioning added value during the reporting period. As an example, the MSCI USA Minimum Volatility Index returned 16.76%, which outpaced the return of the broad domestic market.

The Fund’s exposure to value detracted from performance during the reporting period as the Russell 1000® Value Index returned 6.40%, compared with the 16.08% return of the Russell 1000® Growth Index. In addition, the Fund’s exposure to quality weighed on performance.

From a sector perspective, the consumer discretionary and healthcare sectors of the Fund generated the largest contributions to Fund performance during the reporting period. The Fund’s financials and information technology holdings, the two largest sector weights in the Fund on average during the reporting period, also contributed meaningfully to returns. On the downside, the energy sector was the only sector to decline for the reporting period. As of the end of the reporting period, the Fund’s largest sector overweights relative to the Russell 1000® Index were information technology and utilities, while the largest underweights were consumer staples and energy.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Information Technology	28.62%
Financials	17.71
Consumer Discretionary	14.81
Health Care	12.78
Utilities	8.56
Industrials	7.14
Consumer Staples	5.64
Energy	2.98
Telecommunication Services	1.76

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/15

Security	Percentage of Total Investments*

Allegiant Travel Co.	2.24%
General Dynamics Corp.	2.15
Reinsurance Group of America Inc.	2.13
Western Digital Corp.	2.12
TJX Companies Inc. (The)	2.12
Microsoft Corp.	2.08
O’Reilly Automotive Inc.	2.00
EMC Corp./MA	1.98
Johnson & Johnson	1.98
DTE Energy Co.	1.95

TOTAL	20.75%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® ENHANCED U.S. SMALL-CAP ETF

Performance as of July 31, 2015

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	10.78%	13.51%	10.78%	33.73%
Fund Market	10.74%	13.51%	10.74%	33.73%
Russell 2000 Index	12.03%	15.18%	12.03%	38.20%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

The Russell 2000® Index is an unmanaged broad-based index that measures the performance of the small-capitalization sector of the U.S. equity market.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,039.90	$1.77	$1,000.00	$1,023.10	$1.76	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® ENHANCED U.S. SMALL-CAP ETF

The iShares Enhanced U.S. Small-Cap ETF (the “Fund”) seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. small-capitalization issuers. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 10.78%, net of fees.

The Fund produced a solid return for the reporting period but trailed the performance of the Russell 2000® Index, a broad measure of small-cap U.S. equity performance, which returned 12.03%. The Fund combines the investment characteristics, or factors, of quality, value, and size exposures based on BlackRock insights. Quality is defined as a company that exhibits positive fundamentals, including high cash earnings, low earnings variability and low debt-to-equity ratio, while value refers to companies with lower relative valuations based on measures such as price-to-earnings and price-to-book ratios. Size refers to relative market capitalization and the Fund attempts to invest in stocks with lower relative market capitalizations.

The Fund’s exposure to quality and value aided performance during the reporting period. The Fund was also positioned to have less volatility than the broader market, and this positioning added value during the reporting period. As an example, the MSCI USA Minimum Volatility Index returned 16.76%, which outpaced the return of the broad domestic market. The one factor that detracted from Index performance during the reporting period was size, especially in the first quarter of 2015.

From a sector perspective, healthcare stocks generated the largest contribution to Fund performance during the reporting period. The Fund’s financials and information technology holdings, the two largest sector weights in the Index on average for the reporting period, were also among the leading contributors to returns. On the downside, the energy and materials sectors declined for the reporting period. As of the end of the reporting period, the Fund’s largest sector overweights relative to the Russell 2000® Index were information technology and financials, while the largest underweights were healthcare and materials.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Financials	29.33%
Information Technology	21.25
Consumer Discretionary	15.39
Industrials	10.79
Health Care	9.30
Consumer Staples	5.23
Utilities	4.66
Energy	3.22
Telecommunication Services	0.42
Materials	0.41

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/15

Security	Percentage of Total Investments*

LogMeIn Inc.	2.31%
Molina Healthcare Inc.	2.22
Cash America International Inc.	2.18
Buffalo Wild Wings Inc.	2.11
1-800-Flowers.com Inc. Class A	2.06
First Interstate BancSystem Inc.	2.05
RPX Corp.	2.05
Symetra Financial Corp.	2.05
Heritage Insurance Holdings Inc.	1.99
Argan Inc.	1.99

TOTAL	21.01%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2015 and held through July 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® ENHANCED INTERNATIONAL LARGE-CAP ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.29%

AUSTRALIA — 2.07%
Aristocrat Leisure Ltd.	18,326	$115,334
ASX Ltd.	19,924	650,357
Brambles Ltd.	16,830	134,467
Dexus Property Group	26,265	150,058
GPT Group (The)	13,158	44,545
Qantas Airways Ltd.[a]	15,504	42,695
Scentre Group	23,772	69,130
South32 Ltd.[a]	82,552	108,210
Tatts Group Ltd.	13,532	39,550
Telstra Corp. Ltd.	76,806	366,052

		1,720,398
AUSTRIA — 0.43%
OMV AG	13,464	360,364

		360,364
BELGIUM — 4.32%
Ageas	1,598	66,199
bpost SA	1,666	47,407
Colruyt SA	2,550	124,500
Delhaize Group	7,922	718,503
Proximus	8,432	319,449
Solvay SA	11,730	1,577,867
Telenet Group Holding NVa	5,814	329,916
Umicore SA	9,282	408,773

		3,592,614
CANADA — 10.64%
Agrium Inc.	14,076	1,447,687
Alimentation Couche-Tard Inc. Class B	2,040	91,529
Bank of Montreal	13,192	740,038
Bank of Nova Scotia (The)	4,216	208,021
Canadian Imperial Bank of Commerce/Canada	17,918	1,287,226
Constellation Software Inc./Canada	4,216	1,884,537
Crescent Point Energy Corp.	47,294	720,162
Empire Co. Ltd. Class A	3,536	240,272
Fairfax Financial Holdings Ltd.	272	131,874
Husky Energy Inc.	7,820	143,542
Intact Financial Corp.	816	56,576
Linamar Corp.	578	35,459
Magna International Inc. Class A	1,462	79,857
Methanex Corp.	1,224	55,454
National Bank of Canada	24,480	860,690
Open Text Corp.	1,394	63,606

Security	Shares	Value
Peyto Exploration & Development Corp.	2,380	$51,773
Rogers Communications Inc. Class B	5,882	207,347
Shaw Communications Inc. Class B	5,984	127,642
Thomson Reuters Corp.	5,236	213,111
Valeant Pharmaceuticals International Inc.[a]	782	201,561

		8,847,964
DENMARK — 6.55%
AP Moeller–Maersk A/S Class B	884	1,514,445
Coloplast A/S Class B	8,738	633,980
Danske Bank A/S	33,252	1,044,795
Jyske Bank A/S Registered[a]	2,788	146,468
Novo Nordisk A/S Class B	7,378	435,237
TDC A/S	51,034	387,277
Vestas Wind Systems A/S	23,290	1,279,070

		5,441,272
FINLAND — 5.62%
Elisa OYJ	918	31,107
Neste OYJ	9,044	252,904
Nokia OYJ	243,712	1,731,376
Nokian Renkaat OYJ	27,846	841,749
Stora Enso OYJ Class R	53,448	505,190
UPM-Kymmene OYJ	70,618	1,310,775

		4,673,101
FRANCE — 3.98%
Danone SA	1,802	122,821
Electricite de France SA	3,332	79,849
Eutelsat Communications SA	2,074	63,588
Numericable-SFR SAS[a]	884	48,488
Peugeot SAa	23,222	468,109
SCOR SE	2,516	97,071
SES SA	29,308	912,009
STMicroelectronics NV	14,042	110,353
Total SA	27,506	1,369,830
Veolia Environnement SA	1,428	32,067

		3,304,185
GERMANY — 8.37%
Commerzbank AGa	4,726	61,536
Deutsche Boerse AG	1,224	111,744
Deutsche Lufthansa AG Registered[a]	113,322	1,546,267
Dialog Semiconductor PLC[a]	4,896	245,152
GEA Group AG	13,770	586,492
Hannover Rueck SE	6,256	667,555
Kabel Deutschland Holding AGa	3,332	454,648

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® ENHANCED INTERNATIONAL LARGE-CAP ETF

July 31, 2015

Security	Shares	Value
Merck KGaA	2,550	$260,945
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	4,046	747,868
ProSiebenSat.1 Media SE Registered	11,118	571,807
Telefonica Deutschland Holding AG	251,532	1,571,554
ThyssenKrupp AG	2,040	52,031
Volkswagen AG	374	76,052

		6,953,651
ISRAEL — 0.22%
Bezeq The Israeli Telecommunication Corp. Ltd.	97,410	180,026

		180,026
ITALY — 0.36%
EXOR SpA	3,298	167,105
Mediaset SpA	26,724	136,233

		303,338
JAPAN — 25.00%
Aeon Co. Ltd.	17,000	260,224
Aisin Seiki Co. Ltd.	3,400	138,036
ANA Holdings Inc.	136,000	433,593
Aozora Bank Ltd.	136,000	522,507
Asahi Kasei Corp.	68,000	517,128
Canon Inc.	10,200	327,006
Chubu Electric Power Co. Inc.	6,800	115,533
Eisai Co. Ltd.	13,600	888,591
Fuji Heavy Industries Ltd.	10,200	377,473
Hoya Corp.	3,400	144,019
ITOCHU Corp.	13,600	166,961
Japan Airlines Co. Ltd.	44,200	1,669,607
Japan Exchange Group Inc.	3,400	118,552
JFE Holdings Inc.	6,800	127,636
JX Holdings Inc.	81,600	348,477
Kansai Electric Power Co. Inc. (The)[a]	6,800	92,317
Kawasaki Heavy Industries Ltd.	340,000	1,492,877
Kuraray Co. Ltd.	6,800	80,242
Lawson Inc.	3,400	253,295
Marubeni Corp.	102,000	568,062
Mitsubishi Corp.	6,800	147,065
Mitsubishi UFJ Financial Group Inc.	81,600	592,760
Mitsui & Co. Ltd.	47,600	619,132
Mitsui OSK Lines Ltd.	34,000	102,087
Mizuho Financial Group Inc.	792,200	1,712,986
Nexon Co. Ltd.	13,600	186,719
Nippon Telegraph & Telephone Corp.	27,200	1,045,782

Security	Shares	Value
Nippon Yusen KK	34,000	$93,030
NTT DOCOMO Inc.	81,600	1,721,968
Resona Holdings Inc.	214,200	1,179,444
Shinsei Bank Ltd.	68,000	148,739
Sompo Japan Nipponkoa Holdings Inc.	3,400	119,979
Sumitomo Chemical Co. Ltd.	34,000	194,294
Sumitomo Corp.	13,600	154,831
Sumitomo Mitsui Financial Group Inc.	27,200	1,217,134
Sumitomo Rubber Industries Ltd.	3,400	51,318
Suntory Beverage & Food Ltd.	6,800	287,598
Tokyo Electric Power Co. Inc.[a]	119,000	854,837
Tokyo Gas Co. Ltd.	136,000	735,022
West Japan Railway Co.	13,600	977,944

		20,784,805
NETHERLANDS — 1.88%
Aegon NV	105,162	813,782
Altice SAa,b	986	125,279
Delta Lloyd NV	4,692	83,799
Heineken Holding NV	1,904	133,034
Koninklijke Ahold NV	6,803	136,233
NN Group NV	8,738	271,234

		1,563,361
NORWAY — 1.03%
Orkla ASA	107,134	859,302

		859,302
SINGAPORE — 1.23%
ComfortDelGro Corp. Ltd.	44,200	97,232
Noble Group Ltd.[b]	295,800	98,362
Singapore Airlines Ltd.	57,800	453,681
Singapore Exchange Ltd.	13,000	75,722
StarHub Ltd.	105,400	295,024

		1,020,021
SPAIN — 0.33%
CaixaBank SA	41,072	184,191
Mediaset Espana Comunicacion SA	7,344	92,865

		277,056
SWEDEN — 3.61%
Boliden AB	77,350	1,436,884
ICA Gruppen AB	37,230	1,366,701
Millicom International Cellular SA SDR	2,244	165,119
Volvo AB Class B	2,618	31,170

		2,999,874

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® ENHANCED INTERNATIONAL LARGE-CAP ETF

July 31, 2015

Security	Shares	Value
SWITZERLAND — 9.83%
Baloise Holding AG Registered	3,842	$492,492
Banque Cantonale Vaudoise Registered	204	132,979
Clariant AG Registered	9,894	198,477
Credit Suisse Group AG Registered	22,406	663,951
Helvetia Holding AG Registered	340	187,847
Lonza Group AG Registered	612	89,212
PSP Swiss Property AG Registered	714	64,446
Swiss Life Holding AG Registered	5,746	1,364,309
Swiss Prime Site AG Registered	416	33,329
Swiss Re AG	17,034	1,541,939
Swisscom AG Registered	2,924	1,709,799
Transocean Ltd.	13,838	191,207
Zurich Insurance Group AG	4,896	1,499,212

		8,169,199
UNITED KINGDOM — 13.82%
3i Group PLC	43,554	376,192
Ashtead Group PLC	9,894	151,540
AstraZeneca PLC	21,794	1,469,212
BP PLC	113,118	698,051
BT Group PLC	38,522	279,198
Centrica PLC	393,278	1,635,539
GlaxoSmithKline PLC	16,456	358,487
Imperial Tobacco Group PLC	11,322	594,528
Investec PLC	7,990	73,002
J Sainsbury PLC	439,178	1,815,459
Just Eat PLC[a]	9,214	62,690
Marks & Spencer Group PLC	28,934	245,624
Old Mutual PLC	48,756	161,374
Rentokil Initial PLC	283,730	650,416
Rexam PLC	65,586	569,561
Rightmove PLC	1,870	106,337
Royal Dutch Shell PLC Class A	11,934	342,663
Royal Mail PLC	19,584	154,332
RSA Insurance Group PLC	44,574	357,527
Sky PLC	13,226	235,287
SSE PLC	40,154	949,304
Tesco PLC	58,752	197,759

		11,484,082

TOTAL COMMON STOCKS
(Cost: $81,859,160)		82,534,613

Security	Shares	Value
PREFERRED STOCKS — 0.35%

GERMANY — 0.35%
Bayerische Motoren Werke AG	1,224	$96,367
Porsche Automobil Holding SE	2,550	192,962

		289,329

TOTAL PREFERRED STOCKS
(Cost: $344,728)		289,329

SHORT-TERM INVESTMENTS — 0.26%

MONEY MARKET FUNDS — 0.26%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	132,164	132,164
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	7,302	7,302
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	79,206	79,206

		218,672

TOTAL SHORT-TERM INVESTMENTS
(Cost: $218,672)		218,672

TOTAL INVESTMENTS IN SECURITIES — 99.90%
(Cost: $82,422,560)		83,042,614
Other Assets, Less Liabilities — 0.10%		80,391

NET ASSETS — 100.00%		$83,123,005

SDR  —  Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments

iSHARES® ENHANCED INTERNATIONAL SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.55%

AUSTRALIA — 3.09%
Atlas Iron Ltd.	73,045	$1,877
Aveo Group	15,780	31,983
Cabcharge Australia Ltd.	7,128	17,483
Drillsearch Energy Ltd.[a]	13,674	8,887
Evolution Mining Ltd.	72,690	53,380
Iluka Resources Ltd.	1,008	5,833
McMillan Shakespeare Ltd.	7,038	73,649
Mineral Resources Ltd.	51,128	203,498
OZ Minerals Ltd.	4,266	11,654
Sandfire Resources NL	5,689	25,150

		433,394
AUSTRIA — 0.52%
Austria Technologie & Systemtechnik AG	1,734	29,551
Oesterreichische Post AG	642	28,834
S IMMO AG	943	8,450
UNIQA Insurance Group AG	696	6,613

		73,448
BELGIUM — 4.87%
AGFA-Gevaert NVa	40,626	122,852
Barco NV	282	18,763
Cie. d’Entreprises CFE	630	84,640
Fagron	1,224	57,826
Gimv NV	288	14,303
Intervest Offices & Warehouses NV	312	7,658
Mobistar SAa	12,654	275,281
Nyrstar NVa	13,350	39,426
Tessenderlo Chemie NVa	1,561	61,536

		682,285
CANADA — 7.94%
Amaya Inc.[a]	3,804	93,744
Artis REIT	1,236	12,503
Baytex Energy Corp.	2,226	19,267
Cogeco Cable Inc.	2,132	119,944
Dominion Diamond Corp.	6,546	81,916
Granite REIT	266	8,238
Intertain Group Ltd. (The)[a]	666	9,138
Laurentian Bank of Canada	4,776	181,649
Liquor Stores N.A. Ltd.	708	7,167
Mainstreet Equity Corp.[a,b]	846	22,370
Manitoba Telecom Services Inc.	10,008	223,169
Morguard REIT	692	8,740

Security	Shares	Value
NorthWest Healthcare Properties REIT	1,608	$9,752
TMX Group Ltd.	6,403	242,251
Total Energy Services Inc.	804	9,140
Transcontinental Inc. Class A	1,284	14,518
Valener Inc.	792	10,325
Wajax Corp.	577	8,973
Yellow Pages Ltd./Canada[a]	2,124	29,649

		1,112,453
DENMARK — 4.28%
Bavarian Nordic A/Sa	804	38,215
DFDS A/S	1,518	209,711
IC Group A/S	1,188	32,543
Matas A/S	3,942	81,717
NKT Holding A/S	186	10,485
Rockwool International A/S Class B	104	15,599
Royal Unibrew A/S	2,304	75,668
Schouw & Co.	2,472	135,065

		599,003
FINLAND — 3.72%
Atria OYJ	3,024	29,769
Cramo OYJ	2,526	51,212
HKScan OYJ Class A	6,957	38,432
Orion OYJ Class B	1,668	70,085
PKC Group OYJ	618	13,601
Ramirent OYJ	4,231	33,611
Sanoma OYJ	15,378	56,578
Sponda OYJ	4,686	18,742
Tieto OYJ	6,212	159,916
Valmet OYJ	1,626	19,330
YIT OYJ[b]	4,818	29,118

		520,394
FRANCE — 2.64%
Assystem	492	9,768
Cegedim SAa	540	23,859
Cegid Group SA	918	39,921
Cellectis SAa	1,242	44,693
Cie. des Alpes	1,100	22,180
MPI	22,603	65,679
Seche Environnement SA	288	10,898
Solocal Group[a]	15,390	6,972
UBISOFT Entertainment[a]	7,482	146,234

		370,204
GERMANY — 6.08%
Bauer AG	804	15,416
Borussia Dortmund GmbH & Co. KGaA	28,970	131,007

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® ENHANCED INTERNATIONAL SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
CENTROTEC Sustainable AG	1,230	$20,181
CTS Eventim AG & Co. KGaA	3,630	137,624
Deutsche Beteiligungs AG	852	27,642
DIC Asset AG	1,176	10,346
Draegerwerk AG & Co. KGaA	138	11,307
Gesco AG	180	14,102
Grammer AG	354	9,966
Kontron AGa	3,348	13,217
KUKA AG	666	57,439
Manz AGa,b	66	4,947
MLP AG	3,096	14,298
OHB SE	498	10,330
PATRIZIA Immobilien AGa	3,072	82,816
RHOEN-KLINIKUM AG	9,780	273,486
VTG AG	702	16,885

		851,009
HONG KONG — 0.25%
SmarTone Telecommunications Holdings Ltd.	12,000	24,550
United Photovoltaics Group Ltd.[a]	96,000	10,526

		35,076
ISRAEL — 0.87%
Delek Automotive Systems Ltd.	3,606	40,243
Ituran Location and Control Ltd.	1,884	48,292
Tower Semiconductor Ltd.[a]	2,424	33,053

		121,588
ITALY — 1.37%
Intesa Sanpaolo SpA RSP	53,622	180,221
Juventus Football Club SpA[a]	35,106	11,132

		191,353
JAPAN — 31.25%
Achilles Corp.	6,000	7,458
Aderans Co. Ltd.	1,200	9,724
Aichi Corp.	3,600	21,764
Arcland Sakamoto Co. Ltd.	1,200	29,105
Asahi Diamond Industrial Co. Ltd.	1,200	11,507
Asahi Holdings Inc.	2,400	36,360
Avex Group Holdings Inc.	1,200	20,185
Capcom Co. Ltd.	1,200	26,267
Cawachi Ltd.	1,800	28,795
CKD Corp.	1,200	11,913
COLOPL Inc.[b]	4,800	93,369
Comforia Residential REIT Inc.	48	92,478
Cosmo Oil Co. Ltd.[a]	12,000	19,468

Security	Shares	Value
Create Restaurants Holdings Inc.	600	$14,175
Dip Corp.	1,200	141,507
Doshisha Co. Ltd.	600	11,138
Dydo Drinco Inc.	1,200	50,171
Enplas Corp.	1,200	48,428
Foster Electric Co. Ltd.	4,800	98,832
France Bed Holdings Co. Ltd.	12,000	18,500
Fuji Soft Inc.	1,200	25,115
Fujibo Holdings Inc.	12,000	23,149
G-Tekt Corp.	3,400	31,532
Geo Holdings Corp.	21,600	297,600
Godo Steel Ltd.	6,000	10,896
Heiwa Corp.	1,200	26,374
Heiwado Co. Ltd.	1,200	25,996
Hitachi Maxell Ltd.	9,400	155,535
Hokuetsu Bank Ltd. (The)	6,000	12,107
Hokuetsu Kishu Paper Co. Ltd.	6,000	35,837
Hokuto Corp.	1,200	23,991
Hosiden Corp.	3,600	22,199
Ines Corp.	4,200	41,188
IT Holdings Corp.	600	13,754
IwaiCosmo Holdings Inc.	2,400	31,226
J-Oil Mills Inc.	12,000	40,680
Japan Petroleum Exploration Co. Ltd.	1,200	37,629
Japan Rental Housing Investments Inc.	12	7,952
Juki Corp.	1,200	13,841
JVC Kenwood Corp.	5,400	12,683
Kamei Corp.	4,600	43,069
Kanamoto Co. Ltd.	600	14,577
Kanematsu Corp.	12,000	21,889
Keiyo Co. Ltd.	3,000	13,875
Kenedix Residential Investment Corp.	19	48,154
KEY Coffee Inc.	1,200	20,892
Kinugawa Rubber Industrial Co. Ltd.	12,000	66,153
Kohnan Shoji Co. Ltd.	19,200	261,124
Kura Corp.	600	18,500
Kurita Water Industries Ltd.	1,200	26,258
Maruha Nichiro Corp.	15,200	249,908
MCUBS MidCity Investment Corp.	6	15,279
Megachips Corp.	4,800	53,968
Mimasu Semiconductor Industry Co. Ltd.	1,200	10,741
Ministop Co. Ltd.	1,200	24,873
Mitsubishi Steel Manufacturing Co. Ltd.	12,000	24,601
Morinaga & Co. Ltd./Japan	6,000	26,200
Morinaga Milk Industry Co. Ltd.	12,000	49,106

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® ENHANCED INTERNATIONAL SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Musashi Seimitsu Industry Co. Ltd.	1,200	$21,870
NEC Capital Solutions Ltd.	600	8,882
Nichiha Corp.	1,200	17,880
Nichii Gakkan Co.	1,200	10,519
Nippon Chemi-Con Corp.	12,000	32,641
Nippon Coke & Engineering Co. Ltd.	23,400	21,720
Nippon Koei Co. Ltd.	6,000	22,180
Nippon Konpo Unyu Soko Co. Ltd.	1,200	20,766
Nippon Signal Co. Ltd.	1,200	12,717
Nishimatsuya Chain Co. Ltd.	600	5,777
Nissha Printing Co. Ltd.	1,200	21,473
Nisshin OilliO Group Ltd. (The)	12,000	51,915
Okinawa Electric Power Co. Inc. (The)	1,800	45,038
Pacific Industrial Co. Ltd.	3,600	35,217
Press Kogyo Co. Ltd.	12,000	52,496
Prima Meat Packers Ltd.	12,000	39,420
Riso Kagaku Corp.	1,200	22,887
Saizeriya Co. Ltd.	2,400	55,944
Sanyo Shokai Ltd.	18,000	49,397
Senshu Ikeda Holdings Inc.	9,600	43,856
Shinko Electric Industries Co. Ltd.	12,000	89,786
Showa Corp.	1,200	11,071
Tachi-S Co. Ltd.	1,200	16,630
Taiho Kogyo Co. Ltd.	1,800	23,362
Taikisha Ltd.	1,200	26,723
Takeuchi Manufacturing Co. Ltd.	600	36,951
Tamron Co. Ltd.	1,200	25,105
Tatsuta Electric Wire and Cable Co. Ltd.	2,400	9,782
TOKAI Holdings Corp.	4,800	19,952
TOKO Inc.	12,000	31,963
Tokyo Seimitsu Co. Ltd.	600	11,923
Tokyo TY Financial Group Inc.	1,400	44,522
Tomy Co. Ltd.	3,600	19,875
TOPY Industries Ltd.	12,000	28,282
Toridoll.corp.	1,200	17,240
Towa Bank Ltd. (The)	150,000	142,863
TPR Co. Ltd.	1,200	35,207
Tsukuba Bank Ltd.	4,200	13,729
UKC Holdings Corp.	6,400	135,185
Unipres Corp.	5,800	111,323
United Super Markets Holdings Inc.[a]	2,400	22,529
Warabeya Nichiyo Co. Ltd.	1,800	48,452
WATAMI Co. Ltd.[a,b]	1,200	9,870
Yahagi Construction Co. Ltd.	1,200	8,107

Security	Shares	Value
Yellow Hat Ltd.	1,200	$24,379
Yokohama Reito Co. Ltd.	1,800	14,180
Yorozu Corp.	6,600	136,427

		4,377,608
NETHERLANDS — 3.83%
ASM International NV	4,818	218,170
Fugro NV CVA[a,b]	8,155	171,867
Kendrion NV	3,090	92,861
Koninklijke BAM Groep NVa	2,856	13,322
Wessanen	3,762	40,629

		536,849
NEW ZEALAND — 1.01%
Air New Zealand Ltd.	4,200	7,366
Ryman Healthcare Ltd.	24,048	134,190

		141,556
NORWAY — 3.19%
Akastor ASA[a]	2,598	3,532
BW Offshore Ltd.	30,048	18,113
Det Norske Oljeselskap ASA[a]	7,452	45,928
DNO ASA[a,b]	36,240	33,860
Fred Olsen Energy ASA[a]	13,788	64,489
Petroleum Geo-Services ASA	5,550	25,453
TGS Nopec Geophysical Co. ASA[b]	12,036	255,116

		446,491
SINGAPORE — 1.84%
AIMS AMP Capital Industrial REIT	36,000	39,465
Cambridge Industrial Trust	150,000	73,449
Far East Hospitality Trust	30,000	15,347
First REIT	18,000	18,549
Hong Fok Corp. Ltd.	12,000	7,367
k1 Ventures Ltd.	55,200	8,068
Perennial Real Estate Holdings Ltd.[a,b]	106,400	81,260
STATS ChipPAC Ltd.[b]	42,000	14,120

		257,625
SPAIN — 0.20%
Duro Felguera SA	4,800	19,251
Tubacex SA	3,072	8,417

		27,668
SWEDEN — 1.69%
Bure Equity AB	3,060	19,001
Gunnebo AB	4,584	20,955
Haldex AB	1,440	17,758
Hemfosa Fastigheter AB	1,368	14,876
Industrial & Financial Systems Class B	552	18,603

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® ENHANCED INTERNATIONAL SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Industrivarden AB Class C	2,148	$40,854
NetEnt AB	282	13,203
Nolato AB Class B	2,674	66,106
Tethys Oil AB	4,194	25,065

		236,421
SWITZERLAND — 5.60%
Autoneum Holding AG	630	130,838
BKW AG	1,164	42,389
Cosmo Pharmaceuticals SAa	84	14,430
EFG International AG	516	6,040
Emmi AG	150	49,943
Forbo Holding AG Registered	7	8,580
Huber & Suhner AG Registered	264	11,468
Implenia AG Registered	1,002	60,468
Intershop Holdings AG	132	55,006
Komax Holding AG Registered	528	92,459
Kudelski SA Bearer	2,370	37,729
Mobilezone Holding AG	7,940	137,965
Rieter Holding AG Registered	126	19,101
St Galler Kantonalbank AG Registered	96	36,308
Swissquote Group Holding SA Registered	360	9,308
Vetropack Holding AG Bearer	12	20,014
Vontobel Holding AG Registered	230	12,324
Walter Meier AG	358	14,974
Zehnder Group AG	648	24,576

		783,920
UNITED KINGDOM — 15.31%
Bank of Georgia Holdings PLC	420	13,082
Beazley PLC	13,548	71,438
Berendsen PLC	5,202	83,044
Big Yellow Group PLC	1,644	18,074
Cape PLC	5,418	19,721
Carillion PLC	2,460	13,275
Centamin PLC	69,288	59,901
Chesnara PLC	2,568	13,565
COLT Group SAa	10,182	29,871
CSR PLC	954	13,369
Dairy Crest Group PLC	7,080	63,859
Dart Group PLC	15,672	109,074
De La Rue PLC	1,824	14,388
Debenhams PLC	178,962	245,339
Devro PLC	2,922	13,828
EnQuest PLC[a]	13,167	7,294
Entertainment One Ltd.	2,217	11,545

Security	Shares	Value
Fenner PLC	3,438	$8,960
FirstGroup PLC[a]	17,424	31,377
Globo PLC[a,b]	58,128	35,376
Go-Ahead Group PLC	432	17,190
Greencore Group PLC	3,654	18,041
Greggs PLC	4,266	90,204
GVC Holdings PLC	1,371	8,911
Halfords Group PLC	1,992	16,910
Innovation Group PLC	62,520	31,464
Intermediate Capital Group PLC	1,912	17,410
Interserve PLC	1,584	15,956
Kcom Group PLC	9,066	13,369
Laird PLC	2,772	17,048
Lancashire Holdings Ltd.	18,492	185,838
LondonMetric Property PLC	9,426	23,800
Mitie Group PLC	20,670	103,863
Moneysupermarket.com Group PLC	5,082	23,260
Morgan Advanced Materials PLC	2,712	15,007
Northgate PLC	28,309	242,086
Ophir Energy PLC[a]	7,302	13,252
Optimal Payments PLC[a]	10,134	41,749
Pace PLC	20,022	113,729
Paragon Group of Companies PLC (The)	4,218	26,947
Premier Farnell PLC	6,864	14,524
QinetiQ Group PLC	6,132	22,698
Restaurant Group PLC (The)	1,416	14,904
Shanks Group PLC	11,298	17,586
SOCO International PLC	2,688	6,628
Speedy Hire PLC	14,286	11,537
Spirent Communications PLC	8,634	12,598
Synergy Health PLC	2,076	56,369
Trinity Mirror PLC	9,150	18,990
TT electronics PLC	13,620	31,562
Vesuvius PLC	2,076	13,253
Xchanging PLC	7,044	10,690

		2,143,753

TOTAL COMMON STOCKS
(Cost: $13,761,485)		13,942,098

RIGHTS — 0.00%

FRANCE — 0.00%
Euro Disney SCA[a]	2,236	—

		—

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® ENHANCED INTERNATIONAL SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
SINGAPORE — 0.00%
STATS ChipPAC Ltd.[a]	3	$—

		—

TOTAL RIGHTS (Cost: $0)		—

SHORT-TERM INVESTMENTS — 4.66%

MONEY MARKET FUNDS — 4.66%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	608,018	608,018
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	33,591	33,591
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	11,319	11,319

		652,928

TOTAL SHORT-TERM INVESTMENTS
(Cost: $652,928)		652,928

TOTAL INVESTMENTS IN SECURITIES — 104.21% (Cost: $14,414,413)		14,595,026
Other Assets, Less Liabilities — (4.21)%		(588,960)

NET ASSETS — 100.00%		$14,006,066

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® ENHANCED U.S. LARGE-CAP ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.73%

AEROSPACE & DEFENSE — 2.67%
General Dynamics Corp.	11,180	$1,667,050
L-3 Communications Holdings Inc.	3,532	407,805

		2,074,855
AIR FREIGHT & LOGISTICS — 1.65%
FedEx Corp.	7,482	1,282,564

		1,282,564
AIRLINES — 2.24%
Allegiant Travel Co.	8,180	1,740,131

		1,740,131
BANKS — 1.43%
JPMorgan Chase & Co.	16,278	1,115,531

		1,115,531
BEVERAGES — 0.06%
Molson Coors Brewing Co. Class B	708	50,367

		50,367
COMMUNICATIONS EQUIPMENT — 2.90%
Brocade Communications Systems Inc.	1,665	17,082
Cisco Systems Inc.	52,484	1,491,596
F5 Networks Inc.[a]	5,566	746,623

		2,255,301
DIVERSIFIED FINANCIAL SERVICES — 1.81%
CBOE Holdings Inc.	16,455	1,019,881
CME Group Inc./IL	2,510	241,060
NASDAQ OMX Group Inc. (The)	2,901	148,038

		1,408,979
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.75%
AT&T Inc.	39,239	1,363,163

		1,363,163
ELECTRIC UTILITIES — 2.01%
Eversource Energy	1,229	61,106
Great Plains Energy Inc.	3,431	89,583
Pinnacle West Capital Corp.	21,052	1,299,119
Xcel Energy Inc.	3,392	117,601

		1,567,409
ELECTRICAL EQUIPMENT — 0.07%
Regal Beloit Corp.	786	54,572

		54,572
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.69%
Avnet Inc.	2,263	94,435

Security	Shares	Value
Corning Inc.	73,021	$1,364,032
Ingram Micro Inc. Class Aa	14,273	388,654
Jabil Circuit Inc.	12,150	246,038

		2,093,159
ENERGY EQUIPMENT & SERVICES — 1.57%
National Oilwell Varco Inc.	28,935	1,219,032

		1,219,032
FOOD & STAPLES RETAILING — 2.32%
Costco Wholesale Corp.	842	122,343
CVS Health Corp.	1,833	206,157
Wal-Mart Stores Inc.	20,544	1,478,757

		1,807,257
FOOD PRODUCTS — 2.45%
Archer-Daniels-Midland Co.	29,842	1,415,107
Bunge Ltd.	3,375	269,494
Hormel Foods Corp.	2,084	123,394
JM Smucker Co. (The)	857	95,718

		1,903,713
GAS UTILITIES — 0.42%
Atmos Energy Corp.	5,455	301,661
Piedmont Natural Gas Co. Inc.	598	22,730

		324,391
HEALTH CARE EQUIPMENT & SUPPLIES — 5.10%
Abbott Laboratories	20,280	1,027,993
Becton Dickinson and Co.	2,048	311,603
CR Bard Inc.	7,586	1,491,787
Medtronic PLC	1,266	99,242
Stryker Corp.	10,137	1,036,711

		3,967,336
HEALTH CARE PROVIDERS & SERVICES — 4.07%
Aetna Inc.	1,060	119,748
AmerisourceBergen Corp.	11,384	1,203,858
Anthem Inc.	9,321	1,437,951
Cardinal Health Inc.	1,177	100,021
Centene Corp.[a,b]	2,698	189,211
Cigna Corp.	325	46,819
Humana Inc.	374	68,102

		3,165,710
HOTELS, RESTAURANTS & LEISURE — 1.86%
Carnival Corp.	23,417	1,247,892
Panera Bread Co. Class Aa	975	199,017

		1,446,909

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® ENHANCED U.S. LARGE-CAP ETF

July 31, 2015

Security	Shares	Value
HOUSEHOLD PRODUCTS — 0.79%
Procter & Gamble Co. (The)	8,005	$613,984

		613,984
INSURANCE — 14.41%
ACE Ltd.	13,293	1,445,880
Aflac Inc.	20,841	1,334,866
Allied World Assurance Co. Holdings AG	24,452	1,033,341
American Financial Group Inc./OH	3,682	253,874
Axis Capital Holdings Ltd.	20,142	1,159,373
Chubb Corp. (The)	900	111,897
Hanover Insurance Group Inc. (The)	216	17,464
HCC Insurance Holdings Inc.	3,778	291,510
Lincoln National Corp.	2,057	115,850
Loews Corp.	20,470	780,112
PartnerRe Ltd.	5,103	693,804
Principal Financial Group Inc.	5,596	310,634
Prudential Financial Inc.	10,990	971,076
Reinsurance Group of America Inc.	17,103	1,650,781
Torchmark Corp.	7,301	449,815
Travelers Companies Inc. (The)	3,964	420,660
Validus Holdings Ltd.	3,716	172,237

		11,213,174
INTERNET & CATALOG RETAIL — 1.81%
Amazon.com Inc.[a]	2,547	1,365,574
Expedia Inc.	374	45,419

		1,410,993
INTERNET SOFTWARE & SERVICES — 3.36%
Akamai Technologies Inc.[a]	1,598	122,583
eBay Inc.[a]	24,813	697,742
Google Inc. Class Aa	1,380	907,350
Google Inc. Class Ca	1,414	884,612

		2,612,287
IT SERVICES — 3.65%
Amdocs Ltd.	15,329	899,046
Automatic Data Processing Inc.	2,134	170,229
Jack Henry & Associates Inc.	379	26,477
PayPal Holdings Inc.[a]	24,813	960,263
Total System Services Inc.	13,395	619,117
Xerox Corp.	14,728	162,303

		2,837,435
MACHINERY — 0.33%
AGCO Corp.	4,674	257,117

		257,117

Security	Shares	Value
MULTI-UTILITIES — 6.10%
Alliant Energy Corp.	3,713	$228,387
Consolidated Edison Inc.	18,970	1,206,302
DTE Energy Co.	18,809	1,513,372
PG&E Corp.	24,485	1,285,707
Public Service Enterprise Group Inc.	12,370	515,458

		4,749,226
MULTILINE RETAIL — 1.39%
Kohl’s Corp.	6,901	423,169
Target Corp.	8,075	660,939

		1,084,108
OIL, GAS & CONSUMABLE FUELS — 1.41%
Chevron Corp.	5,347	473,103
EOG Resources Inc.	8,069	622,846

		1,095,949
PHARMACEUTICALS — 3.58%
Eli Lilly & Co.	3,328	281,249
Johnson & Johnson	15,328	1,536,019
Pfizer Inc.	26,788	965,975

		2,783,243
ROAD & RAIL — 0.17%
Ryder System Inc.	1,471	133,155

		133,155
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.83%
Broadcom Corp. Class A	14,269	722,154
Intel Corp.	51,007	1,476,653
Maxim Integrated Products Inc.	1,786	60,795
Skyworks Solutions Inc.	15,641	1,496,375

		3,755,977
SOFTWARE — 5.16%
Citrix Systems Inc.[a]	6,299	476,267
FactSet Research Systems Inc.	321	53,177
Intuit Inc.	2,533	267,915
Microsoft Corp.	34,644	1,617,875
Oracle Corp.	8,298	331,422
Red Hat Inc.[a]	960	75,917
Synopsys Inc.[a,b]	465	23,641
VMware Inc. Class Aa,b	13,134	1,170,633

		4,016,847
SPECIALTY RETAIL — 8.37%
Bed Bath & Beyond Inc.[a]	12,030	784,717
GameStop Corp. Class Ab	24,828	1,138,364
Gap Inc. (The)	30,162	1,100,310

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® ENHANCED U.S. LARGE-CAP ETF

July 31, 2015

Security	Shares	Value
O’Reilly Automotive Inc.[a,b]	6,466	$1,553,844
Ross Stores Inc.	5,480	291,317
TJX Companies Inc. (The)	23,549	1,644,191

		6,512,743
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 5.96%
Apple Inc.	12,015	1,457,419
EMC Corp./MA	57,145	1,536,629
Western Digital Corp.	19,112	1,644,779

		4,638,827
TEXTILES, APPAREL & LUXURY GOODS — 1.34%
Coach Inc.	7,675	239,460
NIKE Inc. Class B	6,943	799,973

		1,039,433

TOTAL COMMON STOCKS (Cost: $68,237,816)		77,594,877

SHORT-TERM INVESTMENTS — 2.35%

MONEY MARKET FUNDS — 2.35%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	1,575,072	1,575,072
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	87,018	87,018
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	168,135	168,135

		1,830,225

TOTAL SHORT-TERM INVESTMENTS (Cost: $1,830,225)		1,830,225

TOTAL INVESTMENTS IN SECURITIES — 102.08% (Cost: $70,068,041)		79,425,102
Other Assets, Less Liabilities — (2.08)%		(1,618,318)

NET ASSETS — 100.00%		$77,806,784

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® ENHANCED U.S. SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.77%

AEROSPACE & DEFENSE — 0.33%
National Presto Industries Inc.	1,053	$83,355

		83,355
BANKS — 5.28%
1st Source Corp.	596	20,258
American National Bankshares Inc.	944	22,354
Arrow Financial Corp.	1,198	32,993
BancFirst Corp.	260	16,539
Bank of Marin Bancorp	480	23,362
Camden National Corp.	534	21,499
Century Bancorp Inc./MA Class A	526	21,908
City Holding Co.	458	22,085
CNB Financial Corp./PA	944	16,407
Community Trust Bancorp Inc.	1,423	49,819
First Financial Corp./IN	1,152	38,223
First Interstate BancSystem Inc.	18,838	522,378
First of Long Island Corp. (The)	672	18,305
Great Southern Bancorp Inc.	528	21,912
Great Western Bancorp Inc.	1,158	30,409
Heritage Financial Corp./WA	2,609	46,179
Horizon Bancorp/IN	805	19,529
Lakeland Financial Corp.	822	34,968
Merchants Bancshares Inc./VT	528	16,685
Renasant Corp.	750	24,113
S&T Bancorp Inc.	576	17,810
Simmons First National Corp. Class A	1,603	72,856
State Bank Financial Corp.	1,945	39,386
Stock Yards Bancorp Inc.	879	32,400
Suffolk Bancorp	1,025	29,540
Tompkins Financial Corp.	390	21,080
Triumph Bancorp Inc.[a,b]	1,553	21,835
Trustmark Corp.	2,223	53,441
Univest Corp. of Pennsylvania	784	15,625
WesBanco Inc.	724	24,051

		1,347,949
BIOTECHNOLOGY — 1.18%
Anacor Pharmaceuticals Inc.[a]	1,014	151,279
Ardelyx Inc.[a]	2,548	50,247
Kite Pharma Inc.[a,b]	1,078	78,446
Ophthotech Corp.[a]	302	20,442

		300,414

Security	Shares	Value
BUILDING PRODUCTS — 0.05%
AAON Inc.	602	$13,358

		13,358
CAPITAL MARKETS — 3.63%
Artisan Partners Asset Management Inc.	1,216	58,064
Diamond Hill Investment Group Inc.	867	166,889
GAMCO Investors Inc. Class A	229	15,723
Greenhill & Co. Inc.	430	16,912
Moelis & Co. Class A	15,658	468,487
WisdomTree Investments Inc.	8,082	201,242

		927,317
CHEMICALS — 0.13%
Hawkins Inc.	930	33,926

		33,926
COMMERCIAL SERVICES & SUPPLIES — 1.77%
Ennis Inc.	20,366	341,741
Kimball International Inc. Class B	4,736	53,612
McGrath RentCorp	704	17,853
Quad/Graphics Inc.	965	15,874
UniFirst Corp./MA	218	24,159

		453,239
COMMUNICATIONS EQUIPMENT — 1.61%
Black Box Corp.	1,033	16,177
EchoStar Corp. Class Aa	8,498	394,477

		410,654
CONSTRUCTION & ENGINEERING — 2.14%
Argan Inc.	13,030	506,606
MasTec Inc.[a]	2,121	39,090

		545,696
CONSUMER FINANCE — 3.55%
Cash America International Inc.	20,066	556,430
Ezcorp Inc. Class Aa,b	8,362	59,287
World Acceptance Corp.[a,b]	5,329	290,004

		905,721
DISTRIBUTORS — 0.25%
Core-Mark Holding Co. Inc.	684	43,482
VOXX International Corp.[a]	2,443	19,544

		63,026
DIVERSIFIED CONSUMER SERVICES — 0.92%
Apollo Education Group Inc.[a]	6,219	79,665
Capella Education Co.	2,178	112,189
Steiner Leisure Ltd.[a]	272	15,695
Strayer Education Inc.[a]	469	26,081

		233,630

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® ENHANCED U.S. SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.13%
Inteliquent Inc.	1,892	$34,434

		34,434
ELECTRIC UTILITIES — 2.33%
ALLETE Inc.	350	16,901
El Paso Electric Co.	6,847	249,436
Empire District Electric Co. (The)	5,884	135,391
MGE Energy Inc.	3,129	124,159
Unitil Corp.	1,914	68,043

		593,930
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.17%
AVX Corp.	1,762	23,734
Benchmark Electronics Inc.[a]	4,762	105,050
Dolby Laboratories Inc. Class A	5,019	176,418
Mesa Laboratories Inc.	155	16,049
Methode Electronics Inc.	1,615	43,331
Multi-Fineline Electronix Inc.[a]	719	12,841
PC Connection Inc.	876	19,438
ScanSource Inc.[a]	969	36,657
Tech Data Corp.[a]	1,794	104,644
TTM Technologies Inc.[a]	1,632	14,900

		553,062
ENERGY EQUIPMENT & SERVICES — 2.79%
Atwood Oceanics Inc.	7,601	158,101
Matrix Service Co.[a]	4,880	94,574
Natural Gas Services Group Inc.[a]	1,056	21,247
Oil States International Inc.[a]	7,330	220,706
Patterson-UTI Energy Inc.	1,074	17,705
Rowan Companies PLC Class A	1,855	31,962
Unit Corp.[a]	8,555	168,790

		713,085
FOOD & STAPLES RETAILING — 2.16%
Fresh Market Inc. (The)[a,b]	13,869	423,004
SpartanNash Co.	2,720	87,611
Village Super Market Inc. Class A	432	12,390
Weis Markets Inc.	705	29,730

		552,735
FOOD PRODUCTS — 0.91%
Fresh Del Monte Produce Inc.	3,748	148,121
John B Sanfilippo & Son Inc.	841	43,724
Omega Protein Corp.[a,b]	2,865	40,740

		232,585

Security	Shares	Value
GAS UTILITIES — 1.27%
Chesapeake Utilities Corp.	3,007	$154,620
New Jersey Resources Corp.	1,614	46,645
Northwest Natural Gas Co.	2,867	124,112

		325,377
HEALTH CARE EQUIPMENT & SUPPLIES — 1.64%
CryoLife Inc.	1,552	16,994
Cyberonics Inc.[a]	561	34,445
Exactech Inc.[a]	780	15,584
ICU Medical Inc.[a]	1,969	196,743
Natus Medical Inc.[a]	628	28,361
Second Sight Medical Products Inc.[a,b]	1,699	23,973
Vascular Solutions Inc.[a]	2,790	103,872

		419,972
HEALTH CARE PROVIDERS & SERVICES — 5.44%
Addus HomeCare Corp.[a]	1,392	37,779
Almost Family Inc.[a]	1,248	54,612
BioTelemetry Inc.[a]	2,259	27,628
LHC Group Inc.[a]	1,888	76,067
Magellan Health Inc.[a]	2,235	135,419
Molina Healthcare Inc.[a]	7,507	566,253
Triple-S Management Corp. Class Ba	21,398	461,769
U.S. Physical Therapy Inc.	544	28,756

		1,388,283
HEALTH CARE TECHNOLOGY — 0.06%
Quality Systems Inc.	1,233	15,721

		15,721
HOTELS, RESTAURANTS & LEISURE — 5.79%
Bob Evans Farms Inc./DE	1,422	70,986
Buffalo Wild Wings Inc.[a,b]	2,746	537,063
Cheesecake Factory Inc. (The)	2,483	143,369
Hyatt Hotels Corp. Class Aa,b	8,916	497,780
Red Robin Gourmet Burgers Inc.[a]	172	15,764
Texas Roadhouse Inc.	5,390	212,312

		1,477,274
HOUSEHOLD DURABLES — 0.26%
CSS Industries Inc.	2,351	66,745

		66,745
HOUSEHOLD PRODUCTS — 0.05%
Oil-Dri Corp. of America	528	13,865

		13,865
INSURANCE — 12.65%
American National Insurance Co.	3,920	419,244
AMERISAFE Inc.	335	16,767

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® ENHANCED U.S. SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Aspen Insurance Holdings Ltd.	5,706	$274,402
EMC Insurance Group Inc.	1,937	46,720
Endurance Specialty Holdings Ltd.[b]	1,813	125,985
FBL Financial Group Inc. Class A	1,405	80,099
Federated National Holding Co.	2,369	55,885
Fidelity & Guaranty Life	1,105	28,763
HCI Group Inc.	732	32,852
Heritage Insurance Holdings Inc.[a]	20,511	507,032
Horace Mann Educators Corp.	8,626	303,980
Kansas City Life Insurance Co.	1,987	93,568
Maiden Holdings Ltd.	11,312	187,100
National Western Life Insurance Co. Class A	844	203,396
Navigators Group Inc. (The)[a]	1,190	93,034
OneBeacon Insurance Group Ltd. Class A	901	13,064
Symetra Financial Corp.	20,822	521,383
United Fire Group Inc.	1,742	60,204
Universal Insurance Holdings Inc.	6,093	167,070

		3,230,548
INTERNET & CATALOG RETAIL — 3.38%
1-800-Flowers.com Inc. Class Aa	52,811	525,470
NutriSystem Inc.	8,610	258,731
Overstock.com Inc.[a]	901	19,065
PetMed Express Inc.	3,517	59,261

		862,527
INTERNET SOFTWARE & SERVICES — 3.49%
Carbonite Inc.[a]	1,398	16,692
comScore Inc.[a,b]	566	33,111
Envestnet Inc.[a,b]	1,622	73,461
Liquidity Services Inc.[a]	6,539	58,720
LogMeIn Inc.[a]	8,016	589,817
Shutterstock Inc.[a]	1,904	101,731
Wix.com Ltd.[a]	651	18,228

		891,760
IT SERVICES — 2.30%
CACI International Inc. Class Aa	436	35,809
CSG Systems International Inc.	1,712	53,243
ManTech International Corp./VA Class A	16,221	483,548
Sykes Enterprises Inc.[a]	591	14,408

		587,008
LEISURE PRODUCTS — 0.07%
Johnson Outdoors Inc. Class A	851	17,956

		17,956

Security	Shares	Value
MACHINERY — 2.22%
Briggs & Stratton Corp.	947	$17,501
Chart Industries Inc.[a]	386	10,538
Kennametal Inc.	14,397	456,241
LB Foster Co. Class A	2,773	81,387

		565,667
MEDIA — 1.16%
Harte-Hanks Inc.	4,416	20,711
Martha Stewart Living Omnimedia Inc. Class Aa	19,599	118,966
Rentrak Corp.[a,b]	1,105	75,659
Scholastic Corp.	1,513	65,195
Sizmek Inc.[a]	1,881	14,597

		295,128
METALS & MINING — 0.28%
Kaiser Aluminum Corp.	618	52,190
Schnitzer Steel Industries Inc. Class A	1,155	18,145

		70,335
MULTILINE RETAIL — 0.24%
Big Lots Inc.	492	21,244
Fred’s Inc. Class A	2,240	40,410

		61,654
OIL, GAS & CONSUMABLE FUELS — 0.42%
Denbury Resources Inc.	13,023	51,310
Energy XXI Ltd.[b]	14,358	25,414
Matador Resources Co.[a]	870	19,166
Noble Energy Inc.	347	12,225

		108,115
PERSONAL PRODUCTS — 2.09%
Medifast Inc.[a]	5,254	162,191
Nutraceutical International Corp.[a]	848	20,496
USANA Health Sciences Inc.[a]	2,814	350,765

		533,452
PHARMACEUTICALS — 0.96%
SciClone Pharmaceuticals Inc.[a]	26,970	245,697

		245,697
PROFESSIONAL SERVICES — 2.89%
Barrett Business Services Inc.	1,630	67,482
CRA International Inc.[a]	1,307	30,505
ICF International Inc.[a,b]	1,376	50,444
Navigant Consulting Inc.[a]	2,466	38,766
RPX Corp.[a]	33,696	521,614
VSE Corp.	592	28,061

		736,872

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® ENHANCED U.S. SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.36%
Agree Realty Corp.	820	$25,412
Chesapeake Lodging Trust	732	23,475
Dynex Capital Inc.	6,734	49,630
MFA Financial Inc.	55,577	418,495
Select Income REIT	17,044	342,073

		859,085
ROAD & RAIL — 1.37%
Knight Transportation Inc.	754	20,388
Marten Transport Ltd.	6,511	126,248
Werner Enterprises Inc.	7,232	204,232

		350,868
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.79%
Alpha & Omega Semiconductor Ltd.[a]	3,933	30,874
Cirrus Logic Inc.[a]	14,141	466,795
Integrated Silicon Solution Inc.	928	20,351
PMC-Sierra Inc.[a]	28,698	195,433

		713,453
SOFTWARE — 6.16%
AVG Technologies NVa	11,509	330,769
Gigamon Inc.[a]	4,411	118,568
Imperva Inc.[a]	4,201	276,006
Infoblox Inc.[a]	779	18,306
Pegasystems Inc.	15,801	428,049
TeleCommunication Systems Inc. Class Aa	13,839	50,789
VirnetX Holding Corp.[a,b]	7,150	33,104
Zendesk Inc.[a,b]	15,420	318,115

		1,573,706
SPECIALTY RETAIL — 3.17%
Children’s Place Inc. (The)	7,393	428,055
Kirkland’s Inc.	1,696	46,267
Select Comfort Corp.[a]	6,303	164,130
Stage Stores Inc.	2,370	41,712
Tilly’s Inc. Class Aa	12,748	115,369
Winmark Corp.	127	12,873

		808,406
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 2.68%
Lexmark International Inc. Class A	5,957	202,478
Nimble Storage Inc.[a,b]	14,985	413,886
Stratasys Ltd.[a,b]	2,221	68,251

		684,615

Security	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 0.14%
Culp Inc.	764	$23,111
Perry Ellis International Inc.[a]	528	12,720

		35,831
THRIFTS & MORTGAGE FINANCE — 0.79%
First Defiance Financial Corp.	1,584	60,905
Meta Financial Group Inc.	1,104	55,818
Territorial Bancorp Inc.	2,531	64,060
United Financial Bancorp Inc.	1,594	21,503

		202,286
WATER UTILITIES — 1.04%
American States Water Co.	3,292	126,907
Artesian Resources Corp. Class A	1,248	26,919
California Water Service Group	1,938	41,725
Connecticut Water Service Inc.	549	18,688
Middlesex Water Co.	960	21,830
York Water Co. (The)	1,440	30,730

		266,799
WIRELESS TELECOMMUNICATION SERVICES — 0.28%
U.S. Cellular Corp.[a]	1,938	72,132

		72,132

TOTAL COMMON STOCKS (Cost: $23,306,910)		25,479,253

SHORT-TERM INVESTMENTS — 8.19%

MONEY MARKET FUNDS — 8.19%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	1,938,692	1,938,692
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	107,107	107,107
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	44,472	44,472

		2,090,271

TOTAL SHORT-TERM INVESTMENTS (Cost: $2,090,271)		2,090,271

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® ENHANCED U.S. SMALL-CAP ETF

July 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 107.96% (Cost: $25,397,181)	$27,569,524
Other Assets, Less Liabilities — (7.96)%	(2,032,400)

NET ASSETS — 100.00%	$25,537,124

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® U.S. ETF TRUST

July 31, 2015

	iShares Enhanced International Large-Cap ETF	iShares Enhanced International Small-Cap ETF	iShares Enhanced U.S. Large-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$82,203,888	$13,761,485	$68,237,816
Affiliated (Note 2)	218,672	652,928	1,830,225

Total cost of investments	$82,422,560	$14,414,413	$70,068,041

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$82,823,942	$13,942,098	$77,594,877
Affiliated (Note 2)	218,672	652,928	1,830,225

Total fair value of investments	83,042,614	14,595,026	79,425,102
Foreign currency, at value[b]	93,339	13,780	—
Receivables:
Due from custodian (Note 4)	—	1,005,937	—
Dividends and interest	150,956	21,967	55,391
Capital shares sold	—	21,780	—

Total Assets	83,286,909	15,658,490	79,480,493

LIABILITIES
Payables:
Investment securities purchased	—	1,005,937	—
Collateral for securities on loan (Note 1)	139,466	641,609	1,662,090
Investment advisory fees (Note 2)	24,438	4,878	11,619

Total Liabilities	163,904	1,652,424	1,673,709

NET ASSETS	$83,123,005	$14,006,066	$77,806,784

Net assets consist of:
Paid-in capital	$84,826,361	$14,518,092	$68,911,976
Undistributed (distributions in excess of) net investment income	46,307	(6,885)	117,966
Accumulated net realized loss	(2,367,563)	(685,253)	(580,219)
Net unrealized appreciation	617,900	180,112	9,357,061

NET ASSETS	$83,123,005	$14,006,066	$77,806,784

Shares outstanding[c]	3,400,000	600,000	2,350,000

Net asset value per share	$24.45	$23.34	$33.11

[a]	Securities on loan with values of $133,213, $597,426 and $1,620,073, respectively. See Note 1.
[b]	Cost of foreign currency: $93,199, $13,823 and $ —, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Assets and Liabilities (Continued)

iSHARES® U.S. ETF TRUST

July 31, 2015

iShares Enhanced U.S. Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$23,306,910
Affiliated (Note 2)	2,090,271

Total cost of investments	$25,397,181

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$25,479,253
Affiliated (Note 2)	2,090,271

Total fair value of investments	27,569,524
Receivables:
Dividends and interest	20,222

Total Assets	27,589,746

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	2,045,799
Investment advisory fees (Note 2)	6,823

Total Liabilities	2,052,622

NET ASSETS	$25,537,124

Net assets consist of:
Paid-in capital	$23,951,041
Undistributed net investment income	27,000
Accumulated net realized loss	(613,260)
Net unrealized appreciation	2,172,343

NET ASSETS	$25,537,124

Shares outstanding[b]	800,000

Net asset value per share	$31.92

[a]	Securities on loan with a value of $2,024,563. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® U.S. ETF TRUST

Year ended July 31, 2015

	iShares Enhanced International Large-Cap ETF	iShares Enhanced International Small-Cap ETF	iShares Enhanced U.S. Large-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$2,173,244	$302,129	$1,479,094
Interest — affiliated (Note 2)	5	—	12
Securities lending income — affiliated — net (Note 2)	18,610	8,792	33,634

Total investment income	2,191,859	310,921	1,512,740

EXPENSES
Investment advisory fees (Note 2)	221,595	49,755	128,218

Total expenses	221,595	49,755	128,218

Net investment income	1,970,264	261,166	1,384,522

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,285,707)	(623,079)	(301,743)
In-kind redemptions — unaffiliated	—	—	1,688,976
Foreign currency transactions	(23,532)	(6,440)	—

Net realized gain (loss)	(2,309,239)	(629,519)	1,387,233

Net change in unrealized appreciation/depreciation on:
Investments	11,921	217,084	5,474,233
Translation of assets and liabilities in foreign currencies	(904)	(209)	—

Net change in unrealized appreciation/depreciation	11,017	216,875	5,474,233

Net realized and unrealized gain (loss)	(2,298,222)	(412,644)	6,861,466

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(327,958)	$(151,478)	$8,245,988

[a]	Net of foreign withholding tax of $235,624, $30,200 and $ —, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Operations (Continued)

iSHARES® U.S. ETF TRUST

Year ended July 31, 2015

iShares Enhanced U.S. Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$419,737 [a]
Interest — affiliated (Note 2)	4
Securities lending income — affiliated — net (Note 2)	11,614

Total investment income	431,355

EXPENSES
Investment advisory fees (Note 2)	69,633

Total expenses	69,633

Net investment income	361,722

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(563,177)
In-kind redemptions — unaffiliated	5

Net realized loss	(563,172)

Net change in unrealized appreciation/depreciation	2,127,663

Net realized and unrealized gain	1,564,491

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,926,213

[a]	Includes $102,654 related to a special distribution from Engility Holdings Inc.

See notes to financial statements.

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® U.S. ETF TRUST

	iShares Enhanced International Large-Cap ETF		iShares Enhanced International Small-Cap ETF
	Year ended July 31, 2015	Period from February 25, 2014[a] to July 31, 2014	Year ended July 31, 2015	Period from February 25, 2014[a] to July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,970,264	$460,520	$261,166	$83,059
Net realized loss	(2,309,239)	(82,583)	(629,519)	(51,028)
Net change in unrealized appreciation/depreciation	11,017	606,883	216,875	(36,763)

Net increase (decrease) in net assets resulting from operations	(327,958)	984,820	(151,478)	(4,732)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,946,711)	(413,507)	(287,196)	(68,620)

Total distributions to shareholders	(1,946,711)	(413,507)	(287,196)	(68,620)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	54,822,179	30,004,182	4,567,025	9,951,067

Net increase in net assets from capital share transactions	54,822,179	30,004,182	4,567,025	9,951,067

INCREASE IN NET ASSETS	52,547,510	30,575,495	4,128,351	9,877,715

NET ASSETS
Beginning of period	30,575,495	—	9,877,715	—

End of period	$83,123,005	$30,575,495	$14,006,066	$9,877,715

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$46,307	$44,852	$(6,885)	$13,638

SHARES ISSUED
Shares sold	2,200,000	1,200,000	200,000	400,000

Net increase in shares outstanding	2,200,000	1,200,000	200,000	400,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets (Continued)

iSHARES® U.S. ETF TRUST

	iShares Enhanced U.S. Large-Cap ETF		iShares Enhanced U.S. Small-Cap ETF
	Year ended July 31, 2015	Year ended July 31, 2014	Year ended July 31, 2015	Year ended July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,384,522	$674,455	$361,722	$84,408
Net realized gain (loss)	1,387,233	248,938	(563,172)	275,035
Net change in unrealized appreciation/depreciation	5,474,233	3,481,645	2,127,663	(269,800)

Net increase in net assets resulting from operations	8,245,988	4,405,038	1,926,213	89,643

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,346,033)	(617,533)	(344,193)	(77,481)

Total distributions to shareholders	(1,346,033)	(617,533)	(344,193)	(77,481)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	21,862,919	44,156,247	10,767,793	11,924,754
Cost of shares redeemed	(7,983,323)	(2,959,531)	—	(1,507,846)

Net increase in net assets from capital share transactions	13,879,596	41,196,716	10,767,793	10,416,908

INCREASE IN NET ASSETS	20,779,551	44,984,221	12,349,813	10,429,070

NET ASSETS
Beginning of year	57,027,233	12,043,012	13,187,311	2,758,241

End of year	$77,806,784	$57,027,233	$25,537,124	$13,187,311

Undistributed net investment income included in net assets at end of year	$117,966	$79,477	$27,000	$9,471

SHARES ISSUED AND REDEEMED
Shares sold	700,000	1,550,000	350,000	400,000
Shares redeemed	(250,000)	(100,000)	—	(50,000)

Net increase in shares outstanding	450,000	1,450,000	350,000	350,000

See notes to financial statements.

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® U.S. ETF TRUST

(For a share outstanding throughout each period)

iShares Enhanced International Large-Cap ETF

	Year ended Jul. 31, 2015	Period from Feb. 25, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$25.48	$24.90

Income from investment operations:
Net investment income[b]	0.75	0.56
Net realized and unrealized gain (loss)[c]	(1.17)	0.40

Total from investment operations	(0.42)	0.96

Less distributions from:
Net investment income	(0.61)	(0.38)

Total distributions	(0.61)	(0.38)

Net asset value, end of period	$24.45	$25.48

Total return	(1.59)%	3.80%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$83,123	$30,575
Ratio of expenses to average net assets[e]	0.35%	0.35%
Ratio of net investment income to average net assets[e]	3.11%	5.04%
Portfolio turnover rate[f]	41%	20%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights (Continued)

iSHARES® U.S. ETF TRUST

(For a share outstanding throughout each period)

iShares Enhanced International Small-Cap ETF

	Year ended Jul. 31, 2015	Period from Feb. 25, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$24.69	$24.87

Income from investment operations:
Net investment income[b]	0.60	0.34
Net realized and unrealized loss[c]	(1.32)	(0.29)

Total from investment operations	(0.72)	0.05

Less distributions from:
Net investment income	(0.63)	(0.23)

Total distributions	(0.63)	(0.23)

Net asset value, end of period	$23.34	$24.69

Total return	(2.82)%	0.18%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$14,006	$9,878
Ratio of expenses to average net assets[e]	0.49%	0.49%
Ratio of net investment income to average net assets[e]	2.57%	3.20%
Portfolio turnover rate[f]	61%	17%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® U.S. ETF TRUST

(For a share outstanding throughout each period)

iShares Enhanced U.S. Large-Cap ETF

	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Period from Apr. 16, 2013[a] to Jul. 31, 2013
Net asset value, beginning of period	$30.01	$26.76	$24.79

Income from investment operations:
Net investment income[b]	0.62	0.54	0.14
Net realized and unrealized gain[c]	3.08	3.19	1.89

Total from investment operations	3.70	3.73	2.03

Less distributions from:
Net investment income	(0.60)	(0.48)	(0.06)

Total distributions	(0.60)	(0.48)	(0.06)

Net asset value, end of period	$33.11	$30.01	$26.76

Total return	12.40%	14.00%	8.19%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$77,807	$57,027	$12,043
Ratio of expenses to average net assets[e]	0.18%	0.18%	0.18%
Ratio of net investment income to average net assets[e]	1.94%	1.87%	1.90%
Portfolio turnover rate[f]	44%	20%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights (Continued)

iSHARES® U.S. ETF TRUST

(For a share outstanding throughout each period)

iShares Enhanced U.S. Small-Cap ETF

	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Period from Apr. 16, 2013[a] to Jul. 31, 2013
Net asset value, beginning of period	$29.31	$27.58	$24.67

Income from investment operations:
Net investment income[b]	0.57 [c]	0.33	0.16
Net realized and unrealized gain[d]	2.58	1.73	2.88

Total from investment operations	3.15	2.06	3.04

Less distributions from:
Net investment income	(0.54)	(0.33)	(0.13)

Total distributions	(0.54)	(0.33)	(0.13)

Net asset value, end of period	$31.92	$29.31	$27.58

Total return	10.78%	7.43%	12.37%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$25,537	$13,187	$2,758
Ratio of expenses to average net assets[f]	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets[f]	1.82%[c]	1.13%	2.09%
Portfolio turnover rate[g]	53%	39%	9%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Includes a special distribution from Engility Holdings Inc. Excluding such special distribution, the net investment income would have been $0.41 per share and 1.30% of average net assets.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® U.S. ETF TRUST

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated June 21, 2011.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Enhanced International Large-Cap	Non-diversified
Enhanced International Small-Cap	Non-diversified
Enhanced U.S. Large-Cap	Diversified
Enhanced U.S. Small-Cap	Diversified

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

	Investments
iShares ETF and Investment Type	Level 1	Level 2	Level 3	Total
Enhanced International Large-Cap
Assets:
Common Stocks	$82,534,613	$—	$—	$82,534,613
Preferred Stocks	289,329	—	—	289,329
Money Market Funds	218,672	—	—	218,672

	$83,042,614	$—	$—	$83,042,614

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

	Investments
iShares ETF and Investment Type	Level 1	Level 2		Level 3		Total
Enhanced International Small-Cap
Assets:
Common Stocks	$13,942,098	$—		$—		$13,942,098
Rights	—	$0	[a]	$0	[a]	0	[a]
Money Market Funds	652,928	—		—		652,928

	$14,595,026	$0	[a]	$0	[a]	$14,595,026

Enhanced U.S. Large-Cap
Assets:
Common Stocks	$77,594,877	$—		$—		$77,594,877
Money Market Funds	1,830,225	—		—		1,830,225

	$79,425,102	$—		$—		$79,425,102

Enhanced U.S. Small-Cap
Assets:
Common Stocks	$25,479,253	$—		$—		$25,479,253
Money Market Funds	2,090,271	—		—		2,090,271

	$27,569,524	$—		$—		$27,569,524

[a]	Rounds to less than $1.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

FOREIGN TAXES

Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of July 31, 2015 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Enhanced International Large-Cap	$133,213	$133,213	$—
Enhanced International Small-Cap	597,426	597,426	—
Enhanced U.S. Large-Cap	1,620,073	1,620,073	—
Enhanced U.S. Small-Cap	2,024,563	2,024,563	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management does not expect the guidance to have a material impact on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Enhanced International Large-Cap	0.35%
Enhanced International Small-Cap	0.49
Enhanced U.S. Large-Cap	0.18
Enhanced U.S. Small-Cap	0.35

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the iShares Enhanced U.S. Large-Cap ETF and iShares Enhanced U.S. Small-Cap ETF (the “Group 1 Funds”), retain 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, the iShares Enhanced International Large-Cap ETF and iShares Enhanced International Small-Cap ETF (the “Group 2 Funds”), retain 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Group 1 Fund retained 70% of securities lending income and each Group 2 Fund retained 75% of securities lending income, and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Group 1 Fund retained for the remainder of the calendar year 2014, 75% of securities lending income and each Group 2 Fund retained 80% of securities lending income, and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Enhanced International Large-Cap	$5,537
Enhanced International Small-Cap	2,494
Enhanced U.S. Large-Cap	14,303
Enhanced U.S. Small-Cap	5,392

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2015 were as follows:

iShares ETF	Purchases	Sales
Enhanced International Large-Cap	$26,562,251	$26,042,568
Enhanced International Small-Cap	6,358,182	6,273,320
Enhanced U.S. Large-Cap	30,983,428	30,791,690
Enhanced U.S. Small-Cap	10,806,679	10,499,617

In-kind transactions (see Note 4) for the year ended July 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Enhanced International Large-Cap	$53,901,858	$—
Enhanced International Small-Cap	4,495,828	—
Enhanced U.S. Large-Cap	21,555,217	7,879,810
Enhanced U.S. Small-Cap	10,467,952	—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

The iShares Enhanced International Large-Cap ETF and iShares Enhanced International Small-Cap ETF each invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

July 31, 2015, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Enhanced International Large-Cap	$—	$(22,098)	$22,098
Enhanced International Small-Cap	—	5,507	(5,507)
Enhanced U.S. Large-Cap	1,670,296	—	(1,670,296)
Enhanced U.S. Small-Cap	5	—	(5)

The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 was as follows:

iShares ETF	2015	2014
Enhanced International Large-Cap
Ordinary income	$1,946,711	$413,507

Enhanced International Small-Cap
Ordinary income	$287,196	$68,620

Enhanced U.S. Large-Cap
Ordinary income	$1,346,033	$617,533

Enhanced U.S. Small-Cap
Ordinary income	$344,193	$77,481

As of July 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Enhanced International Large-Cap	$132,153	$(207,438)	$441,821	$(2,069,892)	$(1,703,356)
Enhanced International Small-Cap	24,643	(133,357)	102,341	(505,653)	(512,026)
Enhanced U.S. Large-Cap	117,966	(237,466)	9,282,263	(267,955)	8,894,808
Enhanced U.S. Small-Cap	27,000	(93,329)	2,158,921	(506,509)	1,586,083

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

As of July 31, 2015, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Enhanced International Large-Cap	$207,438
Enhanced International Small-Cap	133,357
Enhanced U.S. Large-Cap	237,466
Enhanced U.S. Small-Cap	93,329

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Enhanced International Large-Cap	$82,598,639	$6,147,160	$(5,703,185)	$443,975
Enhanced International Small-Cap	14,492,184	1,129,951	(1,027,109)	102,842
Enhanced U.S. Large-Cap	70,142,839	10,333,460	(1,051,197)	9,282,263
Enhanced U.S. Small-Cap	25,410,603	3,145,554	(986,633)	2,158,921

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares U.S. ETF Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Enhanced International Large-Cap ETF, iShares Enhanced International Small-Cap ETF, iShares Enhanced U.S. Large-Cap ETF and iShares Enhanced U.S. Small-Cap ETF (the “Funds”) at July 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	51

Tax Information (Unaudited)

iSHARES® U.S. ETF TRUST

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designated as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2015:

iShares ETF	Qualified Dividend Income
Enhanced International Large-Cap	$2,363,405
Enhanced International Small-Cap	260,274
Enhanced U.S. Large-Cap	1,428,684
Enhanced U.S. Small-Cap	356,370

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For corporate shareholders, the percentages of income dividends paid during the fiscal year ended July 31, 2015 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
Enhanced U.S. Large-Cap	93.15%
Enhanced U.S. Small-Cap	68.49

For the fiscal year ended July 31, 2015, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Code:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Enhanced International Large-Cap	$2,408,868	$235,624
Enhanced International Small-Cap	332,329	29,605

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® U.S. ETF TRUST

I.    iShares Enhanced International Large-Cap ETF, iShares Enhanced U.S. Large – Cap ETF and iShares Enhanced U.S. Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® U.S. ETF TRUST

In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own investment strategy or investment mandate and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant investment strategy or investment mandate. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® U.S. ETF TRUST

provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with similar investment strategies or investment mandates as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® U.S. ETF TRUST

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II.    iShares Enhanced International Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® U.S. ETF TRUST

comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own investment strategy or investment mandate and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its investment strategy or investment mandate. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	57

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® U.S. ETF TRUST

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® U.S. ETF TRUST

applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	59

Supplemental Information (Unaudited)

iSHARES® U.S. ETF TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Enhanced International Large-Cap	$0.612103	$—	$—	$0.612103	100%	—%	—%	100%
Enhanced International Small-Cap	0.632237	—	—	0.632237	100	—	—	100
Enhanced U.S. Large-Cap	0.597277	—	—	0.597277	100	—	—	100
Enhanced U.S. Small-Cap	0.520336	—	0.014877	0.535213	97	—	3	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that a fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

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Supplemental Information (Unaudited) (Continued)

iSHARES® U.S. ETF TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Enhanced International Large-Cap ETF

Period Covered: April 1, 2014 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	2	0.63%
Greater than 1.0% and Less than 1.5%	4	1.27
Greater than 0.5% and Less than 1.0%	81	25.71
Between 0.5% and –0.5%	214	67.94
Less than –0.5% and Greater than –1.0%	13	4.13
Less than –1.0% and Greater than –1.5%	1	0.32

	315	100.00%

iShares Enhanced International Small-Cap ETF

Period Covered: April 1, 2014 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.32%
Greater than 2.0% and Less than 2.5%	1	0.32
Greater than 1.5% and Less than 2.0%	3	0.95
Greater than 1.0% and Less than 1.5%	30	9.52
Greater than 0.5% and Less than 1.0%	151	47.94
Between 0.5% and –0.5%	123	39.05
Less than –0.5% and Greater than –1.0%	6	1.90

	315	100.00%

iShares Enhanced U.S. Large-Cap ETF

Period Covered: July 1, 2013 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	504	100.00%

iShares Enhanced U.S. Small-Cap ETF

Period Covered: July 1, 2013 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	504	100.00%

SUPPLEMENTAL INFORMATION	61

Trustee and Officer Information

iSHARES® U.S. ETF TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust and, as a result, oversees a total of 335 funds (as of July 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2011).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares, Inc. (since 2009); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Director of iShares, Inc. (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2011); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares, Inc. (since 2007); Independent Chairman of iShares, Inc. and iShares Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Director of iShares, Inc. (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2011); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Director of iShares, Inc. (since 2005); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).

Trustee of iShares Trust (since 2005);

Director of iShares, Inc. (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	63

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares, Inc. (since 2005).

John E. Martinez (54)	Trustee (since 2011); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares, Inc. (since 2003).

Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Director of iShares, Inc. (since 2011); Director, Cavium, Inc. (since 2013).

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director of BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director of BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2011).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	65

Notes:

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-712-0715

Item 2.	Code of Ethics.

iShares U.S. ETF Trust (the “Registrant”) adopted a new code of ethics on July 1, 2015 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended July 31, 2015, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, Robert H. Silver and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the four series of the Registrant for which the fiscal year-end is July 31, 2015 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $52,400 for the fiscal year ended July 31, 2014 and $56,200 for the fiscal year ended July 31, 2015.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended July 31, 2014 and July 31, 2015 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations were $14,708 for the fiscal year ended July 31, 2014 and $14,928 for the fiscal year ended July 31, 2015.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended July 31, 2014 and July 31, 2015 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended July 31, 2015 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were $3,331,359 for the fiscal year ended July 31, 2014 and $3,956,652 for the fiscal year ended July 31, 2015.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Jane D. Carlin, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, John E. Martinez and Madhav V. Rajan.

Item 6.	Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares U.S. ETF Trust

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)

Date: September 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)

Date:	September 24, 2015

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	September 24, 2015